Q2 2022 Earnings July 15, 2022 Earnings Release Supplement Exhibit 99.2

A broadly diversified business across clients, products and geographies Note: Base fees include investment advisory, administration fees and securities lending revenue. Base Fees and AUM by region data is based on client domicile. 1 Client Type Style Product Type Region Assets Under Management of $8.49 trillion at June 30, 2022 Q2 2022 Base Fees and Securities Lending Revenue of $3.688 billion

Net flows ($ in billions) Total BlackRock Retail Long-term Institutional Long-term Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. LTM organic base fee growth rate is calculated by dividing net new base fees earned on net asset inflows for the LTM period by the base fee run-rate at the beginning of the period. 2 3% 4% 6% 10% 18% 16% 16% 12% 8% ETFs 9% 9% 9% 8% 13% 12% 12% 11% 10% 5% 8% 7% 6% 6% 5% 5% 7% 14% 13% 13% 11% 8% $14 $(40) $(10) $(1) $212 5% 6% 5% 7% 4% 0% 0% 2% 1% 0% 1% 2% 0% 5% $104 $2 $(2) $87 $90

Profitability ($ in millions, except per share data) For further information and reconciliations to GAAP, see page 10 of this earnings release supplement, notes (1) and (2) to the condensed consolidated statements of income and supplemental information in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Beginning in the first quarter of 2022, BlackRock updated the definitions of operating income, as adjusted, operating margin, as adjusted, and net income attributable to BlackRock, Inc., as adjusted. Such measures have been recast for 2021 and 2020 to reflect the inclusion of such new adjustments. For further information, refer to the Current Report on Form 8-K furnished on April 13, 2022. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted Operating Income and Margin, as adjusted Net Income and EPS, as adjusted 3

Capital management (amounts in millions, except per share data) Amount includes a $1.1 billion repurchase from PNC that closed on May 15, 2020. Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. Share repurchases and weighted-average diluted shares Share repurchases Weighted-average diluted shares 4 (1) Dividends Dividends per share

Major market indices and exchange rates Source: Bloomberg (1) Revenue weighted composite index calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The market impact information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results. 5

Quarterly revenue ($ in millions) $(294) $(173) Q2 2022 compared to Q2 2021 Q2 2022 compared to Q1 2022 6

Quarterly investment advisory, administration fees and securities lending revenue ($ in millions) 7

Quarterly expense, as adjusted ($ in millions) $(5) $(78) Q2 2022 compared to Q2 2021 Q2 2022 compared to Q1 2022 8 Q2 2022, Q2 2021 and Q1 2022 expense, as adjusted, exclude expenses related to (i) amortization of intangible assets of $38 million, $37 million and $38 million, respectively; (ii) acquisition-related compensation costs of $6 million, $47 million and $7 million, respectively; (iii) contingent consideration fair value adjustments of $0 million, $1 million and $1 million, respectively; and (iv) Lease cost – Hudson Yards of $15 million, $0 million and $12 million, respectively. For further information, see reconciliations to GAAP on page 10 of this earnings release supplement and note (1) to the condensed consolidated statements of income and supplemental information in the current earnings release.

Alternatives Client Assets ($ in billions, as of June 30, 2022) 9 Definitions: Client Assets: Alternatives assets at BlackRock across AUM and non-fee paying committed capital Fee Paying AUM: Assets reported in BlackRock’s AUM. Includes both invested capital and committed capital that is fee-paying in its commitment stage Non-Fee Paying Commitments: Uninvested commitments, which are currently non-fee paying and are not included in AUM. These commitments are expected to generate fees and will be counted in AUM and flows as the capital is deployed over time Liquid Alternatives: Includes hedge funds and hedge fund solutions (funds of funds) Liquid Credit: Active liquid credit strategies (such as high yield, bank loans, and collateralized loans) managed by BlackRock Alternative Investors and included in fixed income AUM

Reconciliation between GAAP and as adjusted ($ in millions) Beginning in the first quarter of 2022, BlackRock updated the definitions of operating income, as adjusted, operating margin, as adjusted, and net income attributable to BlackRock, Inc., as adjusted. Such measures have been recast for 2021 and 2020 to reflect the inclusion of such new adjustments. Non-GAAP adjustments include amounts related to (i) amortization of intangible assets, (ii) acquisition-related compensation costs, (iii) contingent consideration fair value adjustments, (iv) Charitable Contribution and (v) noncash income tax matters, as applicable. For further information and reconciliation between GAAP and as adjusted, see notes (1) and (2) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. 10

Important Notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) a pandemic or health crisis, including the COVID-19 pandemic, and its continued impact on financial institutions, the global economy or capital markets, as well as BlackRock’s products, clients, vendors and employees, and BlackRock’s results of operations, the full extent of which may be unknown; (2) the introduction, withdrawal, success and timing of business initiatives and strategies; (3) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management (“AUM”); (4) the relative and absolute investment performance of BlackRock’s investment products; (5) BlackRock’s ability to develop new products and services that address client preferences; (6) the impact of increased competition; (7) the impact of future acquisitions or divestitures; (8) BlackRock’s ability to integrate acquired businesses successfully; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock; (14) changes in law and policy and uncertainty pending any such changes; (15) any failure to effectively manage conflicts of interest; (16) damage to BlackRock’s reputation; (17) geopolitical unrest, terrorist activities, civil or international hostilities, including the military conflict between Russia and Ukraine, and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (18) climate change-related risks to BlackRock's business, products, operations and clients; (19) the ability to attract and retain highly talented professionals; (20) fluctuations in the carrying value of BlackRock’s economic investments; (21) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (22) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (23) the failure by key third-party providers of BlackRock to fulfill their obligations to the Company; (24) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (25) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds (“ETF”) platform; (26) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (27) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 10 of this earnings release supplement, our current earnings release dated July 15, 2022, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com. 11